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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2006

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                                   CDOOR CORP.
         (Exact name of issuer of securities held pursuant to the plan)

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                        Commission File Number 333-128399


               Delaware                                    20-1945139
     (State or other jurisdiction                       (I.R.S. Employer
           of incorporation)                           Identification No.)

                             20A Rehov Sharei Torah
                       Bayit Vegan, Jerusalem Israel 96387
          (Address of principal executive offices, including Zip Code)

   Registrant's telephone number, including area code: (011)(972) (2) 6432875

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

      On October 16, 2006, Mr. Lavi Krasney, our Chief Executive Officer, agreed to sell all of his shares in the Company, 1,000,000 shares of our issued and outstanding common stock, to Mr. Ka Yu ,for a price of $0.225 per share for a total of $225,000, pursuant to a Stock Purchase Agreement attached hereto as
Exhibit 10.1,

      On October 16, 2006, Mr. Asher Zwebner, our Chief Financial Officer, agreed to sell of his shares in the Company, 1,000,000 shares of our issued and outstanding common stock, to Mr. Ka Yu, for a price of $0.225 per share for a total of $225,000 , pursuant to a Stock Purchase Agreement attached hereto as
Exhibit 10.2.

      These stock purchases are scheduled to close on or before October 31, 2006. Upon consummation of the stock purchases, Mr. Yu will own 2,000,000 shares of the common stock of the Company, representing approximately 66% of the issued and outstanding capital stock of the Company.

      The forgoing descriptions of the stock purchase transactions do not purport to be complete and are qualified in their entirety by reference to the Stock Purchase Agreements, which are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

      The information set forth in Item 1.01 above is incorporated herein by reference.

      In addition, on or prior to the closing of the above mentioned share purchase agreements, Mr. Ka Yu is to be appointed as a director as well as the President, CEO, CFO and Treasurer of the Company.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits

Exhibit No.       Description of Exhibit
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10.1              Stock Purchase Agreement, dated as of October 16, 2006, by and between Mr. Lavi Krasney and Mr. Ka Yu.

10.2 Stock Purchase Agreement, dated as of October 16, 2006, by and between Mr. Asher Zwebner and Mr. Ka Yu.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CDOOR CORP.

                                        By: /s/ ASHER ZWEBNER
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                                        Name:   Asher Zwebner
                                        Title:  Chief Financial Officer

Date: October 18, 2006